UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

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[X] Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to §240.14a-12

First Hartford Corporation
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(Name of Registrant as Specified In Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Hartford Corporation
P.O. Box 1270
149 Colonial Road
Manchester, Connecticut 06045-1270

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 22, 2004

                We will hold the annual meeting of shareholders of First Hartford Corporation, a Maine corporation, at the Sheraton South Portland Hotel, located at 363 Maine Mall Road, South Portland, Maine 04106, on January 22, 2004 at 9:00 a.m., local time, for the following purposes:

                1.             To elect directors of the corporation to serve until the next annual meeting of shareholders.

                2.             To act on the proposal to adopt the 2003 Stock Option Plan.

                3.             To act on such other matters as may be properly brought before the meeting or any adjournments, postponements or continuations of the meeting.

                The Board of Directors recommends that you vote FOR the election of all of the nominees for director, and FOR the Proposal to Adopt the 2003 Stock Option Plan.

                The Board of Directors has fixed the close of business on December 22, 2003, as the record date for the meeting.  Only shareholders of record at the close of business at this time are entitled to notice of, and to vote at, the meeting or any adjournments, postponements or continuations of the meeting.

                All shareholders are invited to attend the meeting.  To ensure your representation at the meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, whether or not you expect to attend the meeting.  In the event that you attend the meeting, you may vote in person even if you have returned a proxy.

                Your vote is important.

                To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed return envelope.

                December 29, 2003

                                                                                                By Order of the Board of Directors

                                                                                                Stuart I. Greenwald
                                                                                                Secretary to the Board of Directors

First Hartford Corporation
P.O. Box 1270
149 Colonial Road
Manchester, Connecticut 06045-1270

PROXY STATEMENT

                This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors to be used at the 2003 annual meeting of shareholders of First Hartford Corporation ("First Hartford").  Copies of this proxy statement are being mailed to shareholders of record on or about December 29, 2003.

                First Hartford is a Maine corporation founded in 1909.  First Hartford engages in the purchase, development, ownership, management and sale of real estate.

Date, Time and Place of Meeting

                We will hold the 2003 annual meeting of shareholders on January 22, 2004, at 9:00 a.m., local time, at Sheraton South Portland Hotel, located at 363 Maine Mall Road, South Portland, Maine 04106, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Matters to be Considered at the Meeting

                At the meeting, we will ask our shareholders to consider and vote upon the election of directors to serve until our next annual meeting and to consider and vote upon the proposal to adopt the 2003 Stock Option Plan.

                The shareholders will also consider and vote upon such other matters as may properly be brought before the meeting or any adjournment, postponement or continuation thereof.

Vote Required

                A plurality of the votes cast by the shareholders present in person or by proxy and entitled to vote is required to elect directors.  With regard to the election of directors, you may vote in favor of, or withhold your vote from, each nominee.  Votes that are withheld will be excluded entirely from the vote and will have no effect.  There is no cumulative voting with respect to the election of directors.

                The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting is required to approve the 2003 Stock Option Plan and to ratify the election and taking of all prior actions by the corporation's directors.

                Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of any proposal presented at the meeting or the election of any nominee for director.  Abstentions and broker non-votes will also not count against the proposal to elect directors, but will have the effect of a vote against the 2003 Stock Option Plan.

Voting of Proxies

                Shares of our common stock represented by properly executed proxies received in time for the meeting, unless previously revoked, will be voted at the meeting as specified by the shareholders on the proxies.  If a proxy is returned without any voting instructions, the shares represented thereby will be voted in favor of the election of directors and in favor of the 2003 Stock Option Plan, as recommended by the Board of Directors.

Revocability of Proxies

                If you give a proxy, you have the power to revoke it at any time before it is voted.  You can do so in one of three ways.  First, you can send a written notice to our Secretary at the address given below stating that you would like to revoke your proxy.  Second, you can complete a new proxy card and send it to our Secretary at the address given below.  Third, you can attend the meeting and vote in person.  You should send any written notice or new proxy card to:

Stuart I. Greenwald
Secretary
First Hartford Corporation
P.O. Box 1270
149 Colonial Road
Manchester, Connecticut 06045-1270
                You may request a new proxy card by calling Gini Pitruzzello at (860) 646-6555.

Record Date; Shareholders Entitled to Vote; Quorum

                Only shareholders of record at the close of business on December 22, 2003 will be entitled to receive notice of and vote at the meeting.  As of the record date, 3,089,985 shares of common stock were issued and outstanding.  Each share of common stock is entitled to one vote on each matter which holders of common stock are entitled to vote.  A majority of the outstanding shares of common stock entitled to vote must be represented in person or by proxy at the meeting in order for a quorum to be present.

Solicitation of Proxies

                The Board of Directors may solicit proxies, the form of which is enclosed, for the meeting.  The cost of any solicitation will be borne by us.  Our officers, directors or regular employees may communicate with shareholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies.  We and our authorized agents will request brokers or other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material.

Proposals of Shareholders

                Shareholders who intend to present a proposal for action at our 2005 Annual Meeting of Shareholders must notify our management of such intention by notice, received at our principal executive offices not later than December 22, 2004 for such proposal to be included in our proxy statement relating to such meeting.  Notice of a shareholder proposal will be considered untimely if submitted after December 22, 2004.

Financial Statements

                Copies of our Annual Report on Form 10-K for the fiscal year ended April 30, 2003 are being delivered to shareholders together with this proxy statement.  Representatives of Kostin, Ruffkess & Company, LLC, our independent auditors, are not expected to be present at our 2003 Annual Meeting of Shareholders and thus, will not have an opportunity to make a statement at the meeting.  However, Kostin, Ruffkess & Company, LLC are expected to be available to respond to appropriate questions submitted in writing to Stuart I. Greenwald, our Treasurer and Secretary, prior to or at the meeting.

Other Matters

                The Board of Directors knows of no matters that are expected to be presented for consideration at the meeting that are not described herein.  However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

ELECTION OF DIRECTORS

                It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of all of the nominees listed below to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.  First Hartford has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before this year's annual meeting.  However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the annual meeting.  Certain information regarding each nominee is set forth in the table and text below.  The number of shares, if any, beneficially owned by each nominee is listed below under "Security Ownership of Certain Beneficial Owners and Management."

Nominees for the Board of Directors

                All our directors serve for a term of one year or until their successors are elected and qualified.  All of the nominees are currently serving as directors.  The name, age and term of office as director of each nominee for election as director and his present position with First Hartford are:

Name	Age	Position	Period of Service
Neil H. Ellis	75	Director and President	1966 - Present
Stuart I. Greenwald	61	Director, Treasurer and Secretary	1980 - Present
David B. Harding	58	Director and Vice President	1992 - Present

                Neil H. Ellis has been President of First Hartford for more than five years. He is also President and director of Green Manor Corporation, a holding company, owned by him and his wife and President of Journal Publishing Company, Inc., a corporation that publishes a newspaper in New England. He has been a member of the Board of Directors since 1966.

                Stuart I. Greenwald has been Treasurer of First Hartford for more than five years and also holds the position of Secretary.  He has been a member of the Board of Directors since 1980.

                David B. Harding was the President of Richmond Realty, LLC, a real estate management company, from January 1996 to January 2003. In the past Richmond Realty managed certain properties of First Hartford, but currently it only manages property of others. Mr. Harding has been a Vice President of First Hartford since 1992. He has been a member of the Board of Directors since 1992.

Executive Officers

The name, age, title and period of service of each of our executive officers are set forth below.  All executive officers are elected by the Board of Directors and serve until their successors are duly elected by the Board of Directors.

Name	Age	Position	Period of Service
Neil H. Ellis	75	President	1966 - Present
Stuart I. Greenwald	61	Treasurer and Secretary	1978 - Present
David B. Harding	58	Vice President	1992 - Present

Meetings of the Board of Directors

Our Board of Directors convened two times in the fiscal year ended April 30, 2003. No director attended fewer than 100 percent of the meetings of the Board. The Board does not currently have a standing audit, nominating or compensation committee, or committees performing similar functions.

Director Compensation

                There are no separate fees for membership on the Board of Directors.  Each director is also an officer of First Hartford.

Audit Committee Report

                First Hartford does not have an audit committee and accordingly its entire Board of Directors fulfills the functions of an audit committee.  Mr. Ellis, Mr. Greenwald and Mr. Harding are members of our management and Mr. Ellis has various business relationships with First Hartford described under "Certain Relationships and Related Transactions," beginning on page 8.  Thus, none of the members of the Board of Directors meet the criteria for independence established by the New York  Stock Exchange or other self-regulatory organizations.

                The Board of Directors has:

(a)    reviewed and discussed our audited financial statements;

(b)    discussed with our independent auditors the matters required to be discussed by SAS 61 Codification of Statements on Auditing Standards, AU §380); and

(c)    received the written disclosures and the letter from our auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independence of our auditors with our independent auditors.

                Based on the review and discussions described above, the Board of Directors approved the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended April 30, 2003.

Neil H. Ellis
Stuart I. Greenwald
David B. Harding

Principal Accounting Firm Fees

                Set forth below is a summary of the fees paid for the fiscal year ended April 30, 2003 to First Hartford's principal accounting firm, Kostin, Ruffkess & Company, LLC.

                       Audit Fees                                                                    $22,500.00
                       Audit-Related Fees                                                              $3,000.00

Compensation Committee Report

                First Hartford does not have a compensation committee and accordingly its entire Board of Directors fulfills the role of the compensation committee.  Executive compensation is determined solely by Mr. Ellis, Director and President of First Hartford.  Neil Ellis in his sole discretion may approve or disapprove an increase in compensation of an employee if such increase is recommended to Mr. Ellis by the head of such employee's department.

Compensation Committee Interlocks and Insider Participation

Mr. Ellis has various business relationships with First Hartford described under "Certain Relationships and Related Transactions," beginning on page 8.

FIVE-YEAR PERFORMANCE GRAPH: 1998 - 2003

Comparison of Five-Year Cumulative Total Return Among First Hartford, NASDAQ Index and SIC Code Index

The annual changes for the five-year period shown in the graph on this page are based on the assumption that $100 had been invested in First Hartford stock, the NASDAQ Index and the SIC Code Index on May 1, 1998, as required by SEC rules, and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on April 30, 2003.

EXECUTIVE COMPENSATION

                The following summary compensation table sets forth the total compensation for the fiscal years ended April 30, 2003, April 30, 2002 and April 30, 2001 for our Chief Executive Officer and our other executive officers.

Summary Compensation Table

		Annual Compensation	All Other
Name and Principal Position	Year	Salary	Compensation ($) (1)
Neil H. Ellis, Director and President	2003	$135,408	967
(CEO)	2002	$135,062	967
	2001	$125,008	967

Stuart I. Greenwald, Director, Treasurer	2003	$100,918	4421
and Secretary	2002	$96,491	3949
	2001	$82,694	2485

David B. Harding, Director and Vice President (2)	2003	$45,000	1966

All Directors and Officers as a Group	2003	$263,326	7354
(3 in number)	2002	$231,553	4916
	2001	$207,702	3452

(1)  To assist management of First Hartford in carrying out its responsibility and to improve job performance, First Hartford provides certain of its officers with automobiles.  First Hartford cannot specifically or precisely ascertain the amount of personal benefit, if any, derived by those officers from such automobiles.  However, after reasonable inquiry, First Hartford has concluded that the amount of any such personal benefit is immaterial and does not in any event exceed $10,000 as to all officers.  No provision has therefore been made for any such benefit.

(2)  For the period ended January 18, 2003 to April 30, 2003.

Life Insurance

                Each employee of First Hartford is eligible to receive life insurance that, in the event of such employee's death, will provide proceeds of two times the annual salary of each employee until such employee reaches the age of 65.  At the age of 65, the amount of life insurance proceeds each employee is entitled to receive upon his or her death is equal to one times such employee's annual salary.

Pension and Retirement Plans

                Each employee of First Hartford may participate in the First Hartford IRA pursuant to which First Hartford will match up to 3% of each employee's annual salary.

                First Hartford previously had a single employer defined benefit non-contributory pension plan.  The First Hartford pension plan was frozen as of January 1986.  The Pension Benefit Guaranty Corporation (PBGC) started to make benefit payments to plan participants on January 1, 1994.  In June 1997, PBGC became the interim Trustee of the pension plan and in July 1997 notified plan participants that it would seek to terminate the pension plan.  Mr. Ellis waived any and all benefits under the First Hartford pension plan in a settlement with the PBGC.

                Mr. Greenwald will receive approximately $6,000 annually when he reaches the age of 65.

Employment, Severance and Change in Control Agreements

                None.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Transactions with Management and Others

                Since the filing of First Hartford's Petition for Reorganization in February of 1981, and due to the uncertainty surrounding the financial stability of First Hartford, lenders that we use to finance the purchase and development of real estate have required the personal guaranty of Neil H. Ellis, our President and a member of the Board of Directors, on any loans that they make. As consideration for this personal guaranty, First Hartford has proceeded in its real estate development during the previous three fiscal years by the following method. Money is lent directly to a subsidiary of First Hartford which develops the property, Neil Ellis guarantees the loan and in return receives a pledge of the stock of the subsidiary until such time as the guaranteed loans are satisfied.  On December 27, 1999, 100 percent of the outstanding stock of Brewery Parkade, Inc. was pledged to Mr. Ellis in return for his guaranty of a construction loan in Cranston, Rhode Island.  There is currently a $10.5 million outstanding balance on the construction loan which will increase to $11.7 million upon completion of the project.

                First Hartford and its subsidiaries have received from or made cash advances to other companies which are owned or controlled by Neil Ellis. First Hartford has also purchased property from or sold property to, these companies as well as performed services for these companies.

                During the past three fiscal years, Mr. Ellis has guaranteed five letters of credit issued to lenders of First Hartford totaling $1,580,000, of which letters of credit totaling $365,000 are still outstanding.  Mr. Ellis has also guaranteed eight bonds totaling $2,150,000, of which bonds totaling $220,000 are still outstanding as well as bonds totaling $995,000 from prior periods.  During the last three fiscal years, bonds totaling $649,000 which were guaranteed at an earlier date were returned.

                Additionally, Mr. Ellis has entered into the following guaranties for the benefit of lenders of First Hartford during the past three years:

  personal guaranty of construction/permanent loan in the amount of $18,700,000 for construction of office buildings in Cranston, Rhode Island;

  personal guaranty for environmental and fraud liabilities related to construction/permanent loan in the amount of $23,350,000 for construction in Cranston, Rhode Island.  This loan replaced an earlier loan in the amount of $22,250,000 which has been released;

  personal guaranty for environmental and fraud liabilities related to construction/permanent loan in the amount of $15,800,000 for construction in Dover Township, New Jersey.  This loan replaced an earlier loan in the amount of $13,150,000 which has been released;

  $2,000,000 completion guaranty for extension of construction in Mount Olive, New Jersey;

  guaranty of top 25% of $4,025,000 permanent loan for construction in Putnam, Connecticut; and

  guaranty of $950,000 Plainfield Parkade Construction Second Mortgage plus guaranty of environmental and fraud liabilities related to permanent loan in the amount of $3,850,000.

                M&T Bank entered into a revolving loan arrangement with Mr. Ellis, the proceeds of which were advanced to First Hartford.  The balance of such loans on April 30, 2000 was $1,710,000.  An additional amount of $170,000 was loaned to Mr. Ellis and advanced to First Hartford in June 2001.  The entire $1,880,000 balance of such loans was repaid by First Hartford in July 2002.  An additional borrowing of $850,000 was made to First Hartford in that same month.  First Hartford has repaid $140,000 of that amount so that, as of September 2003, $710,000 remained outstanding.  A minimum of $10,000 is required to be repaid monthly plus interest at an interest rate of the prime rate plus 1.5%.

                Additionally, Mr. and Mrs. Ellis obtained a mortgage loan for the benefit of First Hartford on May 18, 2000 in the initial aggregate amount of $1,575,000.  As of September 30, 2003, $1,308,000 was outstanding.  A minimum of $20,000 is required to be repaid monthly plus interest at an interest rate of the prime rate plus 1%.

                Several loans which were obtained by Mr. and Mrs. Ellis for the benefit of First Hartford are to be repaid by First Hartford.  These loans do not require interest payments.  On April 30, 2000, the balance of such loans was $2,250,000.  The current balance is $1,963,511.  This amount is offset by amounts owed to First Hartford by other entities owned by Mr. Ellis.  As of April 30, 2003, the net amount due to Mr. Ellis was $690,131.

                During the past three fiscal years, First Hartford has repaid other bank loans entered into by Mr. Ellis in the amount of $400,000.

Certain Business Relationships

                Hartford Lubbock LP, a limited partnership of which Journal Publishing Company, Inc. owns 99% of the partnership interests, paid management fees to First Hartford in the fiscal year ended April 30, 2003 in the amount of  $283,943, an amount in excess of 5% of Hartford Lubbock LP's gross revenues for its last fiscal year.  Mr. Ellis is the President of Journal Publishing Company, Inc.

                Mr. Harding was the President of Richmond Realty, LLC, a real estate management company, from January 1996 to January 2003.  In the past, Richmond Realty managed certain properties of First Hartford but currently it only manages property of others.  Prior to January 2003, the salary of Mr. Harding was paid by Richmond Realty. Richmond Realty has not received any fees from First Hartford during First Hartford's last fiscal year.  Richmond Realty did receive an $18,000 fee from Cranston Parkade/BVT L.P., an entity in which First Hartford has a 25% partnership interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the "beneficial ownership" (as that term is defined in the rules of the Securities and Exchange Commission) of the common stock as of April 30, 2003 by each executive officer and member of the Board of Directors.

Name & Address	Number of Shares of Common Stock	Percent of Outstanding Shares of Common Stock
Neil H. Ellis 43 Butternut Road Manchester, CT 06040	1,324,387 (l)	42.9%
Stuart I. Greenwald 149 Colonial Road P.O. Box 1270 Manchester, CT 06045-1270	0	0%
David B. Harding 149 Colonial Road P.O. Box 1270 Manchester, CT 06045-1270	0	0%
All Directors and Officers as a Group (3 in number)	1,324,387 (l)	42.9%

(l)            Includes 416,483 shares owned by a corporation which is wholly owned by Mr. & Mrs. Ellis; 17,693 shares owned beneficially and of record by Mr. Ellis' wife; and 53,412 shares held as Trustee for his daughters in which he disclaims beneficial ownership. Excludes 14,250 shares held as Trustee for the Jonathan G. Ellis Leukemia Foundation (a charitable foundation).

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require First Hartford directors and executive officers, and persons who own more than ten percent of the outstanding shares of common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of First Hartford on Forms 3, 4, and 5.  To our knowledge, based solely on review of copies of such reports furnished to First Hartford and representations by these individuals that no other reports were required, all required reports have been filed on a timely basis on behalf of all persons subject to these requirements.

PROPOSAL TO ADOPT THE 2003 STOCK OPTION PLAN

On December 19, 2003, the Board of Directors approved the 2003 First Hartford Corporation Stock Option Plan (the "2003 Plan" or the "Plan"), subject to shareholder approval at First Hartford's annual meeting.   If approved by shareholders, the 2003 Plan will become effective as of December 19, 2003.

The Board believes that the 2003 Plan will enable us to motivate and reward superior performance on the part of employees and thereby attract and retain employees of superior ability.  The Board believes that the approval of the Plan is in the best interests of First Hartford and its shareholders.

The Plan does not permit the repricing of options or the grant of discounted options.  Provisions have been included to meet the requirements for deductibility of executive compensation for the purposes of Section 162(m) of the Internal Revenue Code with respect to options and other awards by qualifying grants and payments under the 2003 Plan as performance-based compensation.

The following is a brief description of the 2003 Plan.  The full text of the Plan is attached as Appendix A hereto and the following description is qualified in its entirety by reference to this Appendix.

Administration of the Plan

                The selection of key employees who may participate in the Plan, and the terms and conditions of each award, will be determined by the Board of Directors.  The Board will have full power, discretion and authority to interpret, construe and administer the Plan, and all decisions, determinations or actions of the Board pursuant to the Plan will be final and binding on all persons for all purposes.

Eligibility

                Employees, officers and directors of First Hartford and its subsidiaries are eligible to receive awards under the Plan.  The three directors and executive officers, as well as two key employees, of First Hartford are currently eligible to receive awards under the Plan. The benefits to any individual are not determinable.

Types of Awards that May Be Made under the Plan

                Stock options granted under the Plan may be of two types: (i) incentive stock options and (ii) nonqualified stock options.

Shares Covered by the 2003 Plan; Limit on Awards

                The Plan permits the granting of awards covering 1,000,000 shares of common stock.  As of December 22, 2003, there were 3,089,985 shares of common stock outstanding.  The closing price per common share on October 30, 2003 was $0.70 and there has been no reported trade since such date.  The common stock may be either authorized but unissued shares of common stock or shares of common stock purchased on the open market.

                Any shares that are reserved for options that lapse, expire or are forfeited, and any shares that are exchanged (actually or constructively) by optionees as full or partial payment to First Hartford for shares acquired on the exercise of an option may be available for subsequent awards to persons other than directors or executive officers of First Hartford.

                No more than 1,000,000 shares of the total number of the shares of common stock on a cumulative basis are available for awards of incentive stock options.  In the case of an incentive stock option, the aggregate fair market value of such option on the date of grant by the Board with respect to which the option becomes exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

Stock Options

                Options granted under the 2003 Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code.  The exercise price of any stock option may not be less than the fair market value of the common shares on the date of grant.  The exercise price is payable in cash or certain cash equivalents, shares of common stock previously owned by the optionee or a combination of cash and shares of common stock previously owned by the optionee.  Non-qualified stock options will generally expire ten years and two days following the date of grant, and incentive stock will generally expire on the tenth anniversary of the date of grant.

Tax Consequences of Options

                Non-Qualified Stock Options.  No tax consequences result from the grant of a non-qualified stock option.  On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option.  The optionee will be taxed on this amount in the year of exercise, and First Hartford will generally be allowed a deduction in this amount for federal income tax purposes in the same year.  When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long- or short-term capital gain to the optionee, depending on the holding period for the shares.  If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

                Incentive Stock Options.  No tax consequences result from the grant of an incentive stock option.  On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee.  If the optionee holds the shares for over one year after the date of exercise, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) First Hartford will not be entitled to a tax deduction under such circumstances.  Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition.  This is sometimes referred to as a "disqualifying disposition." First Hartford generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.

Amendment and Termination of the 2003 Plan

                The Board may at any time, and from time to time, alter, amend, suspend or discontinue the Plan or any provision of the Plan; provided, however, that (a) no alteration, amendment, suspension or discontinuance that would impair the rights of an optionee under any then-existing option agreement shall be made without such optionee's consent, and (b) no alteration or amendment may be made without the approval of First Hartford's shareholders if such alteration or amendment would (i) increase the over-all number of shares of common stock reserved and available for issuance under the Plan, or (ii) decrease the minimum exercise price of stock options.

Our Right of First Refusal

                Transfers of common stock acquired pursuant to an option under the Plan are restricted.  Before selling, assigning, transferring or otherwise disposing, whether voluntarily or by operation of law, all or any portion of the shares of common stock acquired pursuant to the exercise of an option under the Plan, an optionee must first give the Board written notice by certified or registered mail of his or her receipt of an offer from a prospective purchaser.  The notice must be in writing, giving the name and address of the prospective purchaser, the number of shares involved, and the terms of such purchase.  Within ten days after receipt of the written notice, First Hartford may elect to purchase all, but not less than all, of such shares offered for disposition, or may elect to designate a person, including an officer, director or employee of First Hartford, to purchase all, but not less than all, of such shares.  The purchase price of any shares purchased shall be on the same terms and conditions as that offered by the prospective purchaser.

                If all of the shares are not purchased by First Hartford or its designee in accordance with the Plan, then the optionee shall be free to sell the unsold shares to the prospective purchaser at the price and terms set forth in the original offer, within twenty days thereafter; provided, however, that at the end of such twenty day period, First Hartford's right of first refusal shall again be applicable.

Buyout and Settlement Provisions

                The Plan provides that the Board may, in its sole discretion, offer to repurchase an option previously granted, in circumstances such as a change in control or in a termination of employment where the Board believes the circumstances merit special treatment, and not in the ordinary course of business, based upon such terms and conditions as the Board shall establish and communicate to the optionee at the time that such offer is made.

                The Board of Directors unanimously recommends that you vote FOR the proposal to approve the 2003 First Hartford Corporation Stock Option Plan.

Appendix A

 FIRST HARTFORD CORPORATION
2003 STOCK OPTION PLAN

Article I
Purpose

                Purpose.  The purpose of this First Hartford Corporation Stock Option Plan (the "Plan") is to enable the Company to offer to its employees, officers and directors whose past, present or potential contributions to the Company and its Subsidiaries have been, are or are expected to be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.

Article II
Administration

                2.1           Administration.  The Plan shall be administered by the full Board of Directors of the Company, or a committee established by the Board of Directors, the members of which shall be "Non-Employee Directors" as defined in Rule 16b-3 promulgated under the Exchange Act.  References to the "Committee" shall mean the full Board or any such Committee.

                2.2           Powers of the Committee.  The Committee shall have full authority to grant Stock Options pursuant to the terms of the Plan.  For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                                (a)           to select the employees, officers and directors of the Company, or any Subsidiary, to whom Stock Options may from time to time be awarded hereunder;

                                (b)           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the number of shares, exercise price or types of consideration to be paid upon exercise of a Stock Option, any restrictions or limitations on an award, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine); and

                                (c)           to alter or amend the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any such alteration or amendment that would alter the terms and conditions of an Incentive Stock Option so as to convert it into a Nonqualified Stock Option); provided, however, that no such alteration or amendment that would impair the rights of an Optionee under any Agreement theretofore entered into hereunder may be made by the Committee without the Optionee's consent.

                2.3           Interpretation of Plan.

                                (a)           Committee Authority.  Subject to Article VI below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.

                                (b)           Incentive Stock Options.  No term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

                2.4           Delegation by Committee.  Except to the extent prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.  Any allocation or delegation of responsibilities or powers may be revoked by the Committee at any time.

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Article III
Stock Subject To Plan

                3.1           Number of Shares.  The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 1,000,000 shares of Common Stock, subject to adjustment as provided in Section 3.2 below.  Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any award otherwise terminates without a payment being made to the Optionee in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.  If an Optionee pays the exercise price of a Stock Option by surrendering any previously owned shares or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the number of such surrendered shares and shares used to pay such taxes.

                3.2           Adjustment Upon Changes in Capitalization, Etc.  In the event of any dividend payable in shares of Common Stock, or any stock split or reverse stock split of the Common Stock, any then outstanding awards granted under the Plan shall be appropriately adjusted in such a manner as to preserve the economic benefits or potential economic benefits of such awards and the aggregate number of shares of Common Stock then reserved for issuance under the Plan, or permitted to be issued under various types of awards as provided in Section 3.1 hereof, shall be similarly adjusted.  In the event of any merger, reorganization, consolidation, dividend (other than a cash dividend or a stock dividend covered by the preceding sentence) payable on shares of Common Stock, any combination or exchange of shares, or any other extraordinary or unusual event that results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award or the aggregate number of shares of Common Stock then reserved for issuance under the Plan.  Any such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

Article IV
Eligibility

                4.1           General.  Awards may be made or granted to employees, officers or directors whose past, present or potential contributions to the Company and its Subsidiaries have been, are or are expected to be important to the success of the Company.

                4.2           Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

Article V
Stock Options

                5.1           Grant and Exercise.  Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options.  Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve.  The Committee shall have the authority to grant Incentive Stock Options or Nonqualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other awards granted under the Plan.  To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

                5.2           Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:

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                                (a)           Option Term.  The term of each Stock Option shall be fixed by the Committee; provided, however, that a Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an Optionee who, at the time of grant, owns Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a "10% Stockholder")).

                                (b)           Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

                                 (c)           Method of Exercise.   Options shall be exercised by the delivery of written notice to the Committee (or such officer of the Company as may be designated by the Committee) setting forth the number of shares with respect to which the Option is to be exercised, and specifying the address to which the certificates for such shares are to be mailed.  The Option price shall be paid in full at the time of exercise in cash by United States currency, certified check, bank check, personal check or money order or by tendering to the Company (i) shares of Common Stock having a Fair Market Value on the date of exercise equal to the Option price (including shares that would otherwise be issued pursuant to such exercise), or (ii) a combination of cash and shares of Common Stock valued at such Fair Market Value.

                As promptly as practicable after receipt of such written notification of the exercise of an Option and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised issued in the Optionee's name.

                                (d)           Transferability.  Except as may be set forth in any Agreement relating to a Nonqualified Stock Option, no Stock Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee (or, to the extent of legal incapacity or incompetency, the Optionee's guardian or legal representative).

                                (e)           Termination by Reason of Death. Unless otherwise determined by the Committee and set forth in the Agreement, if an Optionee is an employee of the Company or a Subsidiary at the time of grant and if an Optionee's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Optionee shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on or prior to the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                                (f)            Termination by Reason of Disability. Unless otherwise determined by the Committee and set forth in the Agreement, if an Optionee is an employee of the Company or a Subsidiary at the time of grant and if an Optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Optionee shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on or prior to the date of termination may thereafter be exercised by the Optionee for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                                (g)           Other Termination.  Unless otherwise determined by the Committee and set forth in the Agreement, if an Optionee is an employee of the Company or a Subsidiary at the time of grant and if such Optionee's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Optionee's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on or prior to the date of termination of employment may be exercised for the lesser of three months (or, in the case of a Nonqualified Stock Option, one year) after termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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                                (h)           Additional Incentive Stock Option Limitation.  In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) of the shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

                                (i)            Buyout and Settlement Provisions.  The Committee may, in its sole discretion, offer to repurchase a Stock Option previously granted, in circumstances such as a change in control or in a termination of employment where the Committee believes the circumstances merit special treatment, and not in the ordinary course of business, based upon such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

                5.3           Right of First Refusal. An Optionee who acquires shares of Common Stock pursuant to the terms of this Plan shall not sell, assign, transfer, or give, or in any manner, dispose of all or any part of such shares, or any right or interest therein, whether voluntarily or by operation of law, without first giving to the Committee written notice by certified or registered mail of his or her receipt of an offer from a prospective purchaser.  The notice must be in writing, giving the name and address of the prospective purchaser, the number of shares involved, and the terms of such purchase.  Within ten days after receipt of the written notice, the Committee may elect to purchase all, but not less than all, of such shares offered for disposition, or may elect to designate a person, including an officer, director or employee of the Company, to purchase all, but not less than all, of such shares.  The purchase price of any shares purchased shall be on the same terms and conditions as that offered by the prospective purchaser.

                If all of the shares are not purchased by the Committee or its designee in accordance with the provisions of this Section 5.3, then the Optionee shall be free to sell the unsold shares to the prospective purchaser at the price and terms set forth in the original offer, at any time within twenty days thereafter; provided, however, that at the end of the twenty day period, the Committee's right of first refusal shall again be applicable.

Article VI
Amendment And Termination

                The Board may at any time, and from time to time, alter, amend, suspend or discontinue the Plan or any provision of the Plan; provided, however, that (a) no alteration, amendment, suspension or discontinuance that would impair the rights of an Optionee under any Agreement theretofore entered into hereunder shall be made without the Optionee's consent, and (b) no alteration or amendment may be made without the approval of the Company's stockholders if such alteration or amendment would (i) increase the over-all number of shares reserved and available for issuance under the Plan set forth in Section 3.1, or (ii) decrease the minimum exercise price of Stock Options set forth in Section 5.2(b).

Article VII
Term Of Plan

               7.1          Effective Date.  The Plan shall be effective as of December 19, 2003 (the "Effective Date"), subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date.  Any Stock Options granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders, and no awards shall vest or otherwise become free of restrictions prior to such approval.

                7.2           Termination Date.  Unless earlier terminated by the Board, this Plan shall continue to remain in effect for a period of ten (10) years from the Effective Date; provided that the Plan shall continue to govern all outstanding awards until the awards themselves terminate in accordance with their terms.

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Article VIII
General Provisions

                8.1           Written Agreements.  Each Stock Option granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Optionee.  The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Optionee for his or her execution.

                8.2           Unfunded Status of Plan.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

                8.3           No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Optionee who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Optionee who is an employee at any time.

                8.4           Investment Representations; Company Policy.  The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option to represent to and agree with the Company in writing that the Optionee is acquiring the shares for investment without a view to distribution thereof.  Each person acquiring shares of Common Stock pursuant to a Stock Option shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

                8.5           Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

                8.6           Withholding Taxes.  Not later than the date as of which an amount must first be included in the gross income of the Optionee for Federal income tax purposes with respect to any Stock Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount.  If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Optionee's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee from the Company or any Subsidiary.

                8.7           Governing Law.  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Maine.

                8.8           Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

                8.9           Non-Transferability.  Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

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                8.10         Applicable Laws.  The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

                8.11         Conflicts.  If any of the terms or provisions of the Plan or an Agreement relating to an Incentive Stock Option conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements.  Additionally, if this Plan or any Agreement relating to an Incentive Stock Option does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein.  If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan.  Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

                8.12         Non-Registered Stock.  The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Optionee to register the Common Stock or to assist the Optionee in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

                8.13         Right of Set-Off.  To the extent permitted by law, the Company or the Optionee's employer (if not the Company) shall have the right to deduct from any payment of any kind otherwise due to the Optionee from the Company or any Subsidiary under the Plan or any Agreement entered into hereunder any amounts due and owing to the Company or the Optionee's employer, as the case may be, from the Optionee.

Article IX
Definitions

                Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below:

                                (a)           "Agreement" shall mean the agreement between the Company and an Optionee setting forth the terms and conditions of an award under the Plan.

                                (c)           "Board" shall mean the Board of Directors of the Company.

                                (d)           "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                               (e)           "Committee" shall mean the Board or such committee of the Board that the Board may designate to administer the Plan or any portion thereof.  If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                                  (f)            "Common Stock" means the Common Stock of the Company, par value $1.00 per share.

                                  (g)           "Company" shall mean First Hartford Corporation, a corporation incorporated under the laws of the State of Maine.

                                (h)           "Disability" shall mean physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

                                   (i)            "Effective Date" shall have the meaning set forth in Section 7.1 hereof.

                                  (j)            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

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                                (k)           "Fair Market Value," when used in reference to a share of Common Stock as of a particular date (such as the date of grant or the date of exercise of an award under the Plan), means the fair value per share of Common Stock as of such date, determined in accordance with the following procedures:

                                                (i)            the fair value per share of the Common Stock shall be the closing bid price per share for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and

                                                (ii)           if the fair value per share of the Common Stock cannot be determined pursuant to clause (i) above, then the fair value per share of the Common Stock shall be determined by the Committee in good faith.

                                (l)            "Incentive Stock Option" shall mean any Stock Option intended to be, designated as, and meeting the requirements of, an "incentive stock option" within the meaning of Section 422 of the Code.

                               (m)          "Nonqualified Stock Option" shall mean any Stock Option that is not an Incentive Stock Option, including, from and after the date an Incentive Stock Option ceases to qualify as such, any Incentive Stock Option that ceases to qualify as an Incentive Stock Option.

                                (n)           "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after age 65.

                                 (o)           "Optionee" shall mean a person who has received an award under the Plan.

                                (p)           "Outside Director" shall mean a Director who, as of the close of business on the date of grant of any award hereunder, is not an employee of the Company or any Subsidiary.

                                (q)           "Parent" shall mean any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

                                (r)            "Plan" shall mean the First Hartford Corporation Stock Option Plan, as amended from time to time.

                                (s)           "Stock Option" or "Option" shall mean an option to purchase shares of Common Stock which is granted pursuant to the Plan.

                                (t)            "Subsidiary" shall mean any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

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FIRST HARTFORD CORPORATION

This proxy is being solicited on behalf of the Board of Directors

The undersigned shareholder hereby appoints Jeffrey Carlson with full power to act alone as proxy, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of common stock of First Hartford Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on January 22, 2004 or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES NAMED IN THIS PROXY TO THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE APPROVAL OF THE 2003 STOCK OPTION PLAN.

1.  ELECTION OF DIRECTORS

                  [ ___ ]   FOR all nominees listed below (except as marked to the contrary as described below)

                  [ ___ ]   WITHHOLD AUTHORITY to vote for all of the nominees listed below

Neil H. Ellis, Stuart I. Greenwald, and David B. Harding

(INSTRUCTION: to withhold authority to vote for any individual nominee only, cross out the nominee's name above.)

2.  2003 STOCK OPTION PLAN

                  FOR approval of 2003 Stock Option Plan                                                                          [ ___ ]

                  AGAINST the approval of the 2003 Stock Option Plan                                                      [ ___ ]

                  ABSTAIN to vote for approval of the 2003 Stock Option Plan                                           [ ___ ]

                  In the proxy's sole discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Dated: _____________, 200__

_________________________________
Signature

 _________________________________
Additional Signature (if held jointly)

(Please sign exactly as ownership appears on this proxy.  Where stock is held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title.  If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.)

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE